Houlihan Lokey Reports Second Quarter Fiscal 2026 Financial Results

– Second Quarter Fiscal 2026 Revenues of $659 million –
– Second Quarter Fiscal 2026 Diluted EPS of $1.63 –
– Adjusted Second Quarter Fiscal 2026 Diluted EPS of $1.84 –
– Announces Dividend of $0.60 per Share for Third Quarter Fiscal 2026 –

LOS ANGELES and NEW YORK - October 30, 2025 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its second quarter ended September 30, 2025.
For the second quarter ended September 30, 2025, revenues were $659 million, compared with $575 million for the second quarter ended September 30, 2024. Net income was $112 million, or $1.63 per diluted share, for the second quarter ended September 30, 2025, compared with $94 million, or $1.37 per diluted share, for the second quarter ended September 30, 2024. Adjusted net income for the second quarter ended September 30, 2025 was $127 million, or $1.84 per diluted share, compared with $100 million, or $1.46 per diluted share, for the second quarter ended September 30, 2024.
“Our results for the quarter reflect our strong business model and improving market conditions. We enter the second half of the year with optimism for continued momentum,” stated Scott Adelson, Chief Executive Officer of Houlihan Lokey.
Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Revenues by segment
Corporate Finance	$438,661	$364,028	$837,180	$692,445
Financial Restructuring	133,803	131,568	262,019	248,990
Financial and Valuation Advisory	86,988	79,361	165,602	147,131
Revenues	$659,452	$574,957	$1,264,801	$1,088,566
Operating expenses:
Compensation	$423,202	$360,637	$816,039	$690,753
Non-compensation	84,909	83,651	207,621	172,404
Operating income	151,341	130,669	241,141	225,409
Other (income) expense, net	(8,712)	(5,419)	(16,962)	(10,553)
Income before provision for income taxes	160,053	136,088	258,103	235,962
Provision for income taxes	48,272	42,539	48,789	53,473
Net income	$111,781	$93,549	$209,314	$182,489

Diluted earnings per share	$1.63	$1.37	$3.04	$2.67

Revenues

For the second quarter ended September 30, 2025, revenues were $659 million, compared with $575 million for the second quarter ended September 30, 2024. For the second quarter ended September 30, 2025, Corporate Finance (“CF”) revenues increased 21%, Financial Restructuring (“FR”) revenues increased 2%, and Financial and Valuation Advisory (“FVA”) revenues increased 10%, in each case, when compared with the second quarter ended September 30, 2024.

Expenses

The Company’s compensation expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Expenses:
Compensation	$423,202	$360,637	$405,562	$353,599
% of Revenues	64.2%	62.7%	61.5%	61.5%
Non-compensation	$84,909	$83,651	$82,319	$80,879
% of Revenues	12.9%	14.5%	12.5%	14.1%
Per full-time employee (1)	$31	$32	$30	$31
Provision for income taxes	$48,272	$42,539	$53,518	$45,610
% of Pre-tax income	30.2%	31.3%	29.7%	31.3%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Six Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Expenses:
Compensation	$816,039	$690,753	$777,851	$669,468
% of Revenues	64.5%	63.5%	61.5%	61.5%
Non-compensation	$207,621	$172,404	$176,788	$161,209
% of Revenues	16.4%	15.8%	14.0%	14.8%
Per full-time employee (1)	$76	$65	$65	$61
Provision for income taxes	$48,789	$53,473	$52,355	$83,849
% of Pre-tax income	18.9%	22.7%	16.0%	31.2%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

Compensation expenses were $423 million for the second quarter ended September 30, 2025, compared with $361 million for the second quarter ended September 30, 2024. This resulted in a compensation ratio of 64.2% for the second quarter ended September 30, 2025, compared with 62.7% for the second quarter ended September 30, 2024. Adjusted compensation expenses were $406 million for the second quarter ended September 30, 2025, compared with $354 million for the second quarter ended September 30, 2024. This resulted in an adjusted compensation ratio of 61.5% for both the second quarter ended September 30, 2025 and the second quarter ended September 30, 2024. The increase in GAAP and adjusted compensation expenses was a result of an increase in revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were relatively flat at $85 million for the second quarter ended September 30, 2025, compared with $84 million for the second quarter ended September 30, 2024. Adjusted non-compensation expenses were relatively flat at $82 million for the second quarter ended September 30, 2025, compared with $81 million for the second quarter ended September 30, 2024.

The provision for income taxes was $48 million, representing an effective tax rate of 30.2% for the second quarter ended September 30, 2025, compared with $43 million, representing an effective tax rate of 31.3% for the second quarter ended September 30, 2024. The adjusted provision for income taxes was $54 million, representing an adjusted effective tax rate of 29.7% for the second quarter ended September 30, 2025, compared with $46 million, representing an adjusted effective tax rate of 31.3% for the second quarter ended September 30, 2024.

Segment Reporting for the Second Fiscal Quarter

Corporate Finance
CF revenues were $439 million for the second quarter ended September 30, 2025, compared with $364 million for the second quarter ended September 30, 2024, representing an increase of 21%. Revenues increased due to an increase in the number of closed transactions during the quarter, which was driven by favorable market conditions for M&A and Capital Solutions. This increase was partially offset by a decrease in the average transaction fee on closed transactions, which was driven by transaction mix and does not represent a trend in the average fee on closed transactions.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Corporate Finance
Revenues	$438,661	$364,028	$837,180	$692,445
# of Managing Directors (1)	242	224	242	224
# of Closed transactions (2)	171	131	296	247

Financial Restructuring
FR revenues were $134 million for the second quarter ended September 30, 2025, compared with $132 million for the second quarter ended September 30, 2024, representing an increase of 2%. Revenues increased due to an increase in the number of closed transactions during the quarter, which was driven by favorable market conditions for restructuring transactions. This increase was partially offset by a decrease in the average transaction fee on closed transactions, which was driven by transaction mix and does not represent a trend in the average fee on closed transactions.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Financial Restructuring
Revenues	$133,803	$131,568	$262,019	$248,990
# of Managing Directors (1)	58	58	58	58
# of Closed transactions (2)	37	33	72	66

Financial and Valuation Advisory
FVA revenues were $87 million for the second quarter ended September 30, 2025, compared with $79 million for the second quarter ended September 30, 2024, representing an increase of 10%. Revenues increased due to an increase in the number of Fee Events, driven by improvements in the M&A markets.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Financial and Valuation Advisory
Revenues	$86,988	$79,361	$165,602	$147,131
# of Managing Directors (1)	45	41	45	41
# of Fee Events (2)	1,075	903	1,517	1,316
(1)As of the end of the respective reporting period.
(2)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our annual report on Form 10-K.

Balance Sheet and Capital Allocation
The Board of Directors of the Company declared a regular quarterly cash dividend of $0.60 per share of Class A and Class B common stock. The dividend will be payable on December 15, 2025 to stockholders of record as of the close of business on December 1, 2025. As of September 30, 2025, the Company had $1.11 billion of unrestricted cash and cash equivalents and investment securities.

Investor Conference Call and Webcast
The Company will host a conference call and live webcast at 5:00 p.m. Eastern Time on Thursday, October 30, 2025, to discuss its second quarter fiscal 2026 results. The number to call is 1-844-825-9789 (domestic) or 1-412-317-5180 (international) and entering the conference ID 10203876. A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from October 30, 2025 through November 6, 2025, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 10203876. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures
Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey
Houlihan Lokey, Inc. (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital solutions, financial restructuring, and financial and valuation advisory. Houlihan Lokey serves corporations, institutions, and governments worldwide with offices in the Americas, Europe, the Middle East, and the Asia Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. The firm is the No. 1 investment bank for all global M&A transactions for the past two years, the No. 1 M&A advisor for the past 10 years in the U.S., the No. 1 global restructuring advisor for the past 11 years, and the No. 1 global M&A fairness opinion advisor over the past 25 years, all based on number of transactions and according to data provided by LSEG.

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Media Relations 212.331.8223 PR@HL.com

Appendix
Condensed Consolidated Balance Sheets (Unaudited)
Condensed Consolidated Statements of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	September 30, 2025	March 31, 2025
Assets:
Cash and cash equivalents	$923,576	$971,007
Investment securities	184,642	195,624
Accounts receivable, net of allowance for credit losses	251,156	257,326
Unbilled work in process, net of allowance for credit losses	191,248	157,760
Property and equipment, net	145,193	149,350
Operating lease right-of-use assets	352,622	362,669
Goodwill	1,292,121	1,284,589
Other intangible assets, net	200,881	212,670
Other assets	251,926	228,713
Total assets	$3,793,365	$3,819,708

Liabilities and stockholders' equity
Liabilities:
Accrued salaries and bonuses	$822,763	$936,619
Accounts payable and accrued expenses	108,861	137,228
Operating lease liabilities	432,899	438,185
Other liabilities	181,950	132,799
Total liabilities	1,546,473	1,644,831

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 54,573,369 and 53,822,189 shares, respectively	55	54
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 15,564,859 and 16,021,106 shares, respectively	16	16
Additional paid-in capital	759,693	843,350
Retained earnings	1,516,154	1,394,738
Accumulated other comprehensive loss	(29,026)	(63,281)
Total stockholders’ equity	2,246,892	2,174,877
Total liabilities and stockholders’ equity	$3,793,365	$3,819,708

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Six Months Ended September 30,
(In thousands, except share and per share data)	2025	2024	2025	2024
Revenues	$659,452	$574,957	$1,264,801	$1,088,566
Operating expenses:
Employee compensation and benefits	405,562	353,599	777,851	669,468
Acquisition related compensation and benefits	17,640	7,038	38,188	21,285
Travel, meals, and entertainment	15,168	13,570	35,155	32,082
Rent	17,750	15,174	35,979	34,458
Depreciation and amortization	10,303	7,444	26,293	16,300
Information technology and communications	16,704	17,755	34,516	33,944
Professional fees	10,321	9,677	21,993	18,154
Other operating expenses	14,663	20,031	35,790	36,638
Revaluation of acquisition contingent consideration	—	—	17,895	828
Total operating expenses	508,111	444,288	1,023,660	863,157
Operating income	151,341	130,669	241,141	225,409
Other (income) expense, net	(8,712)	(5,419)	(16,962)	(10,553)
Income before provision for income taxes	160,053	136,088	258,103	235,962
Provision for income taxes	48,272	42,539	48,789	53,473
Net income	$111,781	$93,549	$209,314	$182,489

Weighted average shares of common stock outstanding:
Basic	66,963,260	65,822,690	66,605,683	65,429,115
Fully diluted	68,591,031	68,422,600	68,760,543	68,450,866
Earnings per share
Basic	$1.67	$1.42	$3.14	$2.79
Fully diluted	$1.63	$1.37	$3.04	$2.67

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended September 30,		Six Months Ended September 30,
(In thousands, except share and per share data)	2025	2024	2025	2024
Revenues	$659,452	$574,957	$1,264,801	$1,088,566

Compensation expenses
Compensation expenses (GAAP)	$423,202	$360,637	$816,039	$690,753
Less: Acquisition related compensation and benefits	(17,640)	(7,038)	(38,188)	(21,285)
Compensation expenses (adjusted)	405,562	353,599	777,851	669,468

Non-compensation expenses
Non-compensation expenses (GAAP)	$84,909	$83,651	$207,621	$172,404
Less: Acquisition related legal structure reorganization	—	(705)	(874)	(1,205)
Less: Integration and acquisition related costs	—	—	—	(3,554)
Less: Acquisition amortization	(2,590)	(2,067)	(12,064)	(5,608)
Less: Revaluation of acquisition contingent consideration	—	—	(17,895)	(828)
Non-compensation expenses (adjusted)	82,319	80,879	176,788	161,209

Operating income
Operating income (GAAP)	$151,341	$130,669	$241,141	$225,409
Plus: Adjustments (1)	20,230	9,810	69,021	32,480
Operating income (adjusted)	171,571	140,479	310,162	257,889

Other (income) expense, net
Other (income) expense, net (GAAP)	$(8,712)	$(5,419)	$(16,962)	$(10,553)
Other (income) expense, net (adjusted)	(8,712)	(5,419)	(16,962)	(10,553)

Provision for income taxes
Provision for income taxes (GAAP)	$48,272	$42,539	$48,789	$53,473
Plus: Impact of the excess tax benefit for stock vesting	—	—	—	21,921
Less: Non-deductible acquisition related costs	(759)	—	(2,053)	—
Less: Reversal of deferred tax asset	—	—	—	(1,690)
Adjusted provision for income taxes	47,513	42,539	46,736	73,704
Plus: Resulting tax impact (2)	6,005	3,071	5,619	10,145
Provision for income taxes (adjusted)	53,518	45,610	52,355	83,849

Net income
Net income (GAAP)	$111,781	$93,549	$209,314	$182,489
Plus: Adjustments (3)	14,984	6,739	65,455	2,104
Net income (adjusted)	$126,765	$100,288	$274,769	$184,593

Fully diluted shares outstanding
Fully diluted shares outstanding (GAAP)	68,591,031	68,422,600	68,760,543	68,450,866
Plus: Impact of unvested GCA retention and deferred share awards	313,996	458,865	349,380	532,840
Fully diluted shares outstanding (adjusted)	68,905,027	68,881,465	69,109,923	68,983,706

Fully diluted EPS (GAAP)	$1.63	$1.37	$3.04	$2.67
Fully diluted EPS (adjusted)	$1.84	$1.46	$3.98	$2.68
(1)The aggregate of adjustments from compensation and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.